STORAGE USA, INC. COMMON STOCK WARRANT

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN ADDITION, THE OWNERSHIP AND TRANSFER OF THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO ARTICLE XII OF THE COMPANY'S CHARTER, AS AMENDED AND RESTATED.

NO. SUSW-1                      STORAGE USA, INC.              NOVEMBER 30, 1999

                              COMMON STOCK WARRANT

        This certifies that Storage Ventures, L.P. (the "Holder"), or its registered assigns, is entitled, upon the terms and subject to the conditions and restrictions on exercise hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 p.m., Central Time, on November 30, 2004 (the "Expiration Time"), but not thereafter, to acquire from STORAGE USA, INC., a Tennessee corporation (the "Company"), in whole or from time to time in part, up to One Million Two Hundred Fifty Thousand (1,250,000) fully paid and non-assessable shares of common stock, par value $0.01 per share ("Common Stock"), of the Company (the "Warrant Stock") at a purchase price per share equal to the Exercise Price as defined herein (the "Warrant"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

        1. EXERCISE OF WARRANT

        The rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and a duly executed Notice of Exercise in the form attached hereto duly executed to the office of the Company at 165 Madison Avenue, Suite 1300, Memphis, TN 38103 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price (as defined below) for the shares thereby purchased (by wire transfer to the order of the Company at the time of exercise in an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock thereby purchased); whereupon the holder of this Warrant shall receive from the Company one or more stock certificates (as reasonably requested by the holder) in proper form representing the number of shares of Warrant Stock so purchased. Provided that all the terms of this Warrant have been complied with, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated in the Notice of Exercise shall be deemed for all purposes to be the record and beneficial owner of such shares receivable upon exercise from and after the time that this Warrant, Notice of Exercise and the Exercise Price are delivered to the Company pursuant to this paragraph. If this Warrant shall have been exercised in part, Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same resumed to Holder.

        During the period of sixty (60) trading days immediately subsequent to any exercise of all or any part of the Warrant, Holder shall not be permitted to execute open-market trades of the Common Stock: (i) in any one trading day, exceeding thirty percent (30%) of the average trading day volume of the Company's Common Stock on its principal exchange (such average to be computed using the preceding thirty (30) days) ("ADTV"), except for any trades executed in single blocks (A) of more than 5,000 shares or (B) having an aggregate gross sales price exceeding $200,000; or (ii) in excess of the greater of 300,000 shares or six times ADTV, in the aggregate, during any consecutive thirty (30) trading day period, except for any trades executed in single blocks (A) of more than 5,000 shares or (B) having an aggregate gross sales price exceeding $200,000. The restrictions set forth in this paragraph shall not apply to any transferee (other than an affiliate of Holder) of shares of Common Stock acquired upon exercise of the Warrant.

        2. EXERCISE PRICE

        Subject to adjustment as herein provided, the exercise price ("Exercise Price") for each share of Warrant Stock shall be $42.00 per share.

        3. ISSUANCE OF SHARES

        (a) The Company shall deliver a stock certificate or certificates evidencing the shares of Warrant Stock purchased hereunder to the registered Holder or any other person so designated in the Notice of Exercise as promptly as practicable (in no event exceeding seven (7) business days) after the date on which the Company receives an executed Notice of Exercise and payment in full of the Exercise Price in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable shares of Common Stock of the Company, free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock).

        (b) A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act of 1933, as amended or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 6 and 16(a) of this Warrant. Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of Company to afford to such holder all such rights.

        4. CHARGES, TAXES AND EXPENSES

        Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax, governmental charge or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the registered Holder of this Warrant, subject to Section 7 below, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

        5. NO RIGHTS AS SHAREHOLDER

        This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Except as set forth in this Warrant, no dividends are or shall be payable, or shall accrue, on or with respect to this Warrant or any interest represented by this Warrant or on the Warrant Shares until or unless, and except to the extent that, this Warrant is exercised.

        6. REGISTRATION AND LISTING OF WARRANT STOCK

        The Company shall use its commercially reasonable best efforts to register the Warrant Stock issuable upon exercise of this Warrant pursuant to
Section 4 of the Warrant Purchase Agreement, of even date herewith, by and between the Company and the Holder. If and so long as the Common Stock is listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, then the Company will, at its expense, pay promptly and maintain the approval for listing on each such exchange or inter-dealer quotation system, upon official notice of issuance, the shares of Warrant Stock and maintain the listing of such shares after their issuance.

        7. TRANSFERABILITY

        (a) Subject to the provisions of the Warrant Purchase Agreement dated of even date herewith by and between the Company and the Holder, prior to the Expiration Time and subject to compliance with applicable laws (including federal and state securities laws), this Warrant and all rights hereunder are transferable, in whole or in part only (A) concurrent with and to the transferee of a permitted Transfer of Membership Interests pursuant to Section 3.2(b) of the Limited Liability Company Agreement of Storage Acquisition Portfolio, L.L.C., or pursuant to Section 3.2(b) of the Limited Liability Company Agreement of Storage Development Portfolio, L.L.C., or (B) to any GECC Affiliate (as that term is defined in the Limited Liability Company Agreement of Storage Acquisition Portfolio, L.L.C.).

        (b) The Company agrees that, at the reasonable request of the Holder, it will provide a list of the holders of record of the Common Stock of the Company and the holders of units of limited partnership interest ("UNITS") in SUSA Partnership, L.P. (a "SHAREHOLDER LIST") to the Holder solely for the purpose of assisting Holder in determining the number of shares of Common Stock and Units owned by General Electric Company and its affiliates. Holder and its affiliates shall keep any such Shareholder List confidential and, immediately after determining the number of shares of Common Stock and Units so owned, shall return the original Shareholder List to the Company and destroy any and all copies of the Shareholder List in their possession. The Holder and its affiliates shall not use any Shareholder List provided to it pursuant to this subsection (b) for any purpose other than the purpose described herein.

        (c) Any person to whom this Warrant is proposed to be transferred shall execute a counterpart of the Warrant Purchase Agreement and provide to the Company an opinion of legal counsel reasonably satisfactory to the Company that the proposed transfer complies with applicable federal and state securities laws. Such transfer shall be registered on the books of Company to be maintained for such purpose, upon surrender of this Warrant together with the Assignment Form of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent. Upon such surrender Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant is sued.

        8. EXCHANGE AND REGISTRY OF WARRANT

    The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant ("WARRANT TRANSFER BOOK"). This Warrant may be surrendered for exchange, transfer, exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

    On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company will execute and deliver to the registered holder, in lieu thereof, a new warrant in substantially identical form, dated as of the date of such cancellation and reissuance.

        10. SATURDAYS, SUNDAYS AND HOLIDAYS

        If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

        11. ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES, EXERCISE PRICE

        The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price for each share of Warrant Stock for which this Warrant becomes exercisable are subject to adjustment as set forth below:

        (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall: (i) declare a dividend or otherwise make a distribution to the holders of its Common Stock in the form of additional shares of Common Stock;
(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Warrant Stock for which this Warrant is exercisable shall be adjusted as follows:

        (i) the number of shares of Warrant Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Warrant Stock for which this Warrant is exercisable immediately before the occurrence of any such event multiplied by a fraction, (x) the numerator of which is the total number of shares of Common Stock outstanding immediately after the occurrence of such event, and (y) the denominator of which is the total number of shares of Common Stock outstanding immediately before the occurrence of such event; and

        (ii) the Exercise Price shall be adjusted to an amount equal to the Exercise Price in effect immediately before the occurrence of such event multiplied by a fraction (x) the numerator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately before the adjustment, and (y) the denominator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately after the adjustment.

        (b) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of: (i) any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in or implementation of a par value, or as a result of a subdivision or combination); or (ii) any consolidation or merger of the Company with or into another corporation or other entity, other than a merger with another corporation or other entity in which the

        Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant; or (iii) any sale, transfer or other disposition of all or substantially all of the property, business or assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property ("Other Property") receivable upon such reclassification, change, consolidation, merger or sale by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments provided for in this Section 11. In case of any such event, the successor or acquiring corporation (if other than Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Company and all the obligations and liabilities hereunder, subject to such modifications to reflect the provisions of this paragraph and otherwise as may be appropriate. The provisions of this subsection (b) shall similarly apply to successive reclassifications, changes, consolidations, mergers and sales.

       (c) CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. With respect to any securities which are of the same class and series as any Warrant Stock for which this Warrant is exercisable pursuant to Section 1 hereof, if at any time the Company shall fix a record date for the purpose of determining the holders of such securities entitled to receive any dividend or other distribution (including any such distribution made in connection with a consolidation or merger, but excluding any distribution referred to in subparagraph (b) above and any conversion, exercise, exchange or other actions taken by the Company pursuant to its obligations to holders of Units held by certain third parties) of: (i) any evidence of indebtedness, shares of its capital stock (including any securities convertible into such securities but excluding Common Stock for which an adjustment is made pursuant to Section 11(a)) or any other securities or property of any nature whatsoever; (ii) any warrants or other rights to subscribe for or purchase any evidence of its indebtedness, any shares of its stock (including any securities convertible into such securities but excluding Common Stock for which an adjustment is made pursuant to Section 11(a)); or
(iii) any other of its securities or its property of any nature whatsoever (other than normal cash dividends or cash distributions permitted under applicable law), then such other dividends on or with respect to the Warrant or on the Warrant Shares shall not be received until and unless, and except to the extent that the Warrant is exercised. The Holder of the Warrant shall have no present or beneficial right in such other dividends or distributions until the Warrant is exercised.

        (d) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time Company shall (except as hereinafter provided) issue or sell any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock ("Additional Shares"), in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price (as defined herein) at the time the Additional Shares of Common Stock are issued, then (i) the Exercise Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, plus (y) the consideration, if any, received by Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and
(ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Exercise Price resulting from the adjustment made pursuant to clause (i) above. "Current Market Price" shall mean as of any date (a), if the Common Stock is listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, (1) the closing price of the Common Stock on such date on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, as the case may be or (2) if there was no quotation of the Common Stock on such date, the closing price on the next preceding business day on which there was a quotation, or (b), if the Common Stock is not listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, the price that the Company Board of Directors acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

        The provisions of this Section 11(d) shall not apply to

            (i) any issuance by the Company of Additional Shares in an arms-length transaction for cash or other consideration having a value of at least 90 percent (90%) of the Current Market Price on the date of the issuance of such Additional Shares, including but not limited to, stock issuances pursuant to any merger, consolidation, corporate reorganization (both taxable and nontaxable), corporate restructuring, or private placement; or

            (ii) any issuance by the Company of warrants, rights, options or Common Stock to employees of the Company or its affiliates (including Storage USA Franchise Corp. and its affiliates) pursuant to a deferred compensation plan, stock option plan or other employee compensation plan or agreement; or

            (iii) any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 11(a) or 11(c).

        No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under this Section 11(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities (as defined herein), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 11(e) or Section 11(f). "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

        (e) ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 11(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

        (f) ISSUANCE OF CONVERTIBLE SECURITIES. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 11(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Exercise Price shall be made under this Section 11(f) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 11(e). No further adjustments of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Exercise Price have been or are to be made pursuant to other provisions of this Section 11, no further adjustments of the number of shares for which this Warrant is exercisable and the Exercise Price shall be made by reason of such issue or sale.

        (g) SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall have been made pursuant to Section 11(e) or Section 11(f) as the result of any issuance of warrants, rights or Convertible Securities,

        (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

        (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (iii) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (iv) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         (h) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional

Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by
Company for issuing such warrants or other rights plus the additional consideration payable to Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

         (i) OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time Company shall take any action in respect of its Common Stock, other than any action described in this Section 11, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

         (j) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant pursuant to Section 11, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 11(h)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 11(b) or Section 11(i)) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Company shall promptly cause a signed copy of such certificate to be delivered to each Holder. Company shall keep at its office or agency designated pursuant to copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         (k) FRACTIONAL INTERESTS. In computing adjustments under this Section 11, fractional interests in Common Stock shall be taken into account by rounding up to the nearest whole number of shares.

         (l)  WHEN  ADJUSTMENT  TO BE MADE.  The  adjustments  required  by this
Section 11 shall be made whenever and as often as any specified event requiring adjustment shall occur except that any adjustment in the Exercise Price required by this Section 11 may be postponed if such adjustment, either by itself or with other adjustments not previously made, would require an increase or decrease of less than one percent (1%) in such price. Any such adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 11 and not previously made, would result in a minimum adjustment or on the date of exercise. Notwithstanding the foregoing, any adjustment carried forward shall be made no less than ten business days prior to the Termination Date. All calculations under this Section 11 shall be made to the nearest cent. For the purposes of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (m) WHEN ADJUSTMENTS NOT REQUIRED. If the Company shall fix a record date for the purpose of determining the holders of its Common Stock entitled to receive a dividend or distribution hereof and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (n) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of Company shall be required to make a determination in good faith of the fair value of any item under this Section 11, such determination may be challenged in good faith by any registered Holder, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by Company and acceptable to a majority of Holders.

         12. NOTICES OF RECORD DATE, ETC.

         In the event of:

         (a) any taking by the Company of a record of the holders of any securities issuable upon exercise of this Warrant for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any sale, transfer or other disposition of all or substantially all the property, business or assets of the Company to, or consolidation or merger of, the Company with or into any person,

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

         (d) any proposed issue or grant by the Company to the holders of any securities issuable upon exercise of this Warrant of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then, and in each such event, the Company will mail to the holder hereof a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount, character and date which such holders shall be entitled to such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, recapitalization, sale, transfer, disposition, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, sale, transfer, disposition, consolidation, merger, dissolution, liquidation or winding-up; (iii) the amount and character of any stock or other securities, or rights or warrants with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made; and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder hereof at the last address of Holder appearing on the books of Company at least thirty (30) days prior to the date therein specified.

         13. REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the holder hereof that:

         (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant in full;

         (b) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

         (c) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder and to carry out and perform its obligations under the terms of this Warrant;

         (d) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock issuable upon exercise of the Warrant, the grant of registration rights as provided herein and the performance of the company's obligations hereunder has been taken; and

         (e) the Warrant Stock, when issued in compliance with the provisions of this Warrant will be validly issued, fully paid and nonassessable, and free of any liens, preemptive rights or encumbrances and will be issued in compliance with all applicable federal and state securities laws.

         14. COOPERATION

         The Company will not by any action, including, without limitation, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

         15. LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Warrant Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

         16. MISCELLANEOUS

         (a) REMEDIES. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Accordingly, it is agreed that the holder of this Warrant shall be entitled to specific performance, an injunction, restraining order or other equitable relief to prevent breaches of this agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under the Agreement.

         (b) SEVERABILITY. In the event that any provision of this Warrant, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Warrant will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Warrant with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         (c) SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 7 hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

         (d) STOCK AND WARRANT TRANSFER BOOKS. Company will not at any time, except upon dissolution, liquidation or winding up of Company, close its stock transfer books or Warrant Transfer Books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         (e) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         (f) AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of Company and a majority of Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

         (g) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         (h) GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated: November 30, 1999                   STORAGE USA, INC.



                                           By: /s/ Christopher P. Marr
                                              ------------------------
                                                   Christopher P. Marr
                                           Its:    Chief Financial Officer


Attest:

/s/ John W. McConomy
-------------------------
John W. McConomy
Secretary

                               NOTICE OF EXERCISE

         To: STORAGE USA, INC.

         (1) The undersigned hereby elects to purchase ___________ shares of common stock of STORAGE USA, INC. pursuant to the terms of the attached Warrant, and has tendered herewith payment of the purchase price in full by wire transfer.

         (2) Please issue a certificate or certificates representing said shares in the name of the undersigned.

         (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws and that the aforesaid shares are subject.


-------------------------               ------------------------
(Date)                                        (Signature)


Signature Guaranteed:
                     ---------------------------------